AVIEMORE FUNDS

20 Phelps Road,

Old Chatham, NY 12136

Supplement dated January 27, 2009

To the Statement of Additional Information dated August 31, 2008

Effective February 1, 2009, the Fund’s Statement of Additional Information dated August 31, 2008 is modified as follows:

THE PORTFOLIO MANAGER

     Mr. Paul Frank (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund.  The Portfolio Manager also manages separate accounts for individuals, trusts, corporations, partnerships and retirement plans.  The following provides information regarding other accounts managed by the Portfolio Manager as of January 15, 2009:

Mr. Paul Frank
Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	-	-	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts	5	$4 Million	-	-

    The Portfolio Manager has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Manager.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another.

     Further, a potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that the Portfolio Manager is favoring one investment vehicle over another.

     Mr. Paul Frank is not paid a salary.  Mr. Paul Frank owns the majority of the outstanding shares of the Adviser and therefore his compensation is largely based on the profits realized by the Adviser for managing the Fund.  Mr. Paul Frank participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund.  There are no bonuses, deferred compensation or retirement plans associated with his service to the Fund.

     The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of January 15, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mr. Paul Frank	$100,001-$500,000

If you have any questions about these changes, or any other changes about the Fund, please call the Fund at 1-800-239-9136.

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This supplement and the prospectus dated August 31, 2008 provide the information an investor ought to know and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 31, 2008, which is incorporated herein by reference and can be obtained without charge by calling 1-800-239-9136.